Applicant(s) or Patentee(s): **Dieter Wolfgang Blum** DOCKET: **DWB**

Serial or Patent No: **TBD** Filed: **TBD**

Title: **METHOD AND APPARATUS FOR THE NON-CONTACT SENSING OF ELECTRICAL IMPEDANCE**

ASSIGNMENT OF PATENT APPLICATION

WHEREAS, **Cynergy Innovations Ltd.** , with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** is the bona fide owner and assignee of the entire right, title and interest in, to and under the invention **"METHOD AND APPARATUS FOR THE NON-CONTACT SENSING OF ELECTRICAL IMPEDANCE"** ("The Invention") for which an application for Letters Patent of the United States **will be filed**; and

WHEREAS, **Rampart Detection Systems Ltd.** is desirous of obtaining the entire right, title and interest in, to and under The Invention and the said application to be filed;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the said

Cynergy Innovations Ltd.

has sold, assigned, transferred, conveyed and set over, and by these presents does hereby sell, assign, transfer, convey and set over, unto the said

Rampart Detection Systems Ltd.

with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said invention, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said invention in any country or countries foreign to the United States, and all Letters Patent which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

IN WITNESS WHEREOF, I hereto set my hand and seal this 21 day of March, 2011.

David Wiebe, Sole Director
Cynergy Innovations Ltd.

Applicant(s) or Patentee(s): **Dieter Wolfgang Blum** DOCKET: **DWB**

Serial or Patent No: **TBD** Filed: **TBD**

Title: **FLOATING ELECTRIC POTENTIAL SENSOR**

ASSIGNMENT OF PATENT APPLICATION

WHEREAS, **Cynergy Innovations Ltd.** , with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** is the bona fide owner and assignee of the entire right, title and interest in, to and under the invention **"FLOATING ELECTRIC POTENTIAL SENSOR"** ("The Invention") for which an application for Letters Patent of the United States **will be filed**; and

WHEREAS, **Rampart Detection Systems Ltd.** is desirous of obtaining the entire right, title and interest in, to and under The Invention and the said application to be filed;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the said

Cynergy Innovations Ltd.

has sold, assigned, transferred, conveyed and set over, and by these presents does hereby sell, assign, transfer, convey and set over, unto the said

Rampart Detection Systems Ltd.

with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said invention, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said invention in any country or countries foreign to the United States, and all Letters Patent which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

IN WITNESS WHEREOF, I hereto set my hand and seal this 21 day of March, 2011.

[signature]

David Wiebe, Sole Director
Cynergy Innovations Ltd.

Applicant(s) or Patentee(s): **Dieter Wolfgang Blum** DOCKET: **DWB**

Serial or Patent No: **TBD** Filed: **TBD**

Title: **METHOD AND APPARATUS FOR FERROMAGNETIC CABLE INSPECTION**

ASSIGNMENT OF PATENT APPLICATION

WHEREAS, **Cynergy Innovations Ltd.** , with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** is the bona fide owner and assignee of the entire right, title and interest in, to and under the invention **"METHOD AND APPARATUS FOR FERROMAGNETIC CABLE INSPECTION"** ("The Invention") for which an application for Letters Patent of the United States **will be filed**; and

WHEREAS, **Rampart Detection Systems Ltd.** is desirous of obtaining the entire right, title and interest in, to and under The Invention and the said application to be filed;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the said

Cynergy Innovations Ltd.

has sold, assigned, transferred, conveyed and set over, and by these presents does hereby sell, assign, transfer, convey and set over, unto the said

Rampart Detection Systems Ltd.

with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said invention, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said invention in any country or countries foreign to the United States, and all Letters Patent which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

IN WITNESS WHEREOF, I hereto set my hand and seal this 21 day of March, 2011.

David Wiebe, Sole Director
Cynergy Innovations Ltd.

Applicant(s) or Patentee(s): **Dieter Wolfgang Blum** DOCKET: **DWB**

Serial or Patent No: **TBD** Filed: **TBD**

Title: **TRANSVERSE ELECTROMAGNETIC GRADIOMETER**

ASSIGNMENT OF PATENT APPLICATION

WHEREAS, **Cynergy Innovations Ltd.** , with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** is the bona fide owner and assignee of the entire right, title and interest in, to and under the invention **"TRANSVERSE ELECTROMAGNETIC GRADIOMETER"** ("The Invention") for which an application for Letters Patent of the United States **will be filed**; and

WHEREAS, **Rampart Detection Systems Ltd.** is desirous of obtaining the entire right, title and interest in, to and under The Invention and the said application to be filed;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the said

Cynergy Innovations Ltd.

has sold, assigned, transferred, conveyed and set over, and by these presents does hereby sell, assign, transfer, convey and set over, unto the said

Rampart Detection Systems Ltd.

with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said invention, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said invention in any country or countries foreign to the United States, and all Letters Patent which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

IN WITNESS WHEREOF, I hereto set my hand and seal this 21 day of March, 2011.

David Wiebe, Sole Director
Cynergy Innovations Ltd.

Applicant(s) or Patentee(s): **Dieter Wolfgang Blum** DOCKET: **DWB**

Serial or Patent No: **61/362,532** Filed: **July 8, 2010**

Title: **APPARATUS FOR EMERGENCY ELECTRODYNAMIC CAPPING OF PIPES AND WELLS WITH ENHANCED THETA PINCH INTERACTION**

ASSIGNMENT OF PATENT APPLICATION

WHEREAS, **Cynergy Innovations Ltd.** , with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** is the bona fide owner and assignee of the entire right, title and interest in, to and under the invention **"APPARATUS FOR EMERGENCY ELECTRODYNAMIC CAPPING OF PIPES AND WELLS WITH ENHANCED THETA PINCH INTERACTION"** ("The Invention") for which an application for Letters Patent of the United States has been filed as indicated above; and

WHEREAS, **Rampart Detection Systems Ltd.** is desirous of obtaining the entire right, title and interest in, to and under The Invention and the said application;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the said

Cynergy Innovations Ltd.

has sold, assigned, transferred, conveyed and set over, and by these presents does hereby sell, assign, transfer, convey and set over, unto the said

Rampart Detection Systems Ltd.

with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said invention, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said invention in any country or countries foreign to the United States, and all Letters Patent which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

IN WITNESS WHEREOF, I hereto set my hand and seal this 21 day of March, 2011.

David Wiebe, Sole Director
Cynergy Innovations Ltd.

Applicant(s) or Patentee(s): **Dieter Wolfgang Blum** DOCKET: **DWB**

Serial or Patent No: **61/351,287** Filed: **June 3, 2010**

Title: **APPARATUS FOR EMERGENCY ELECTRODYNAMIC CAPPING OF PIPES AND WELLS**

ASSIGNMENT OF PATENT APPLICATION

WHEREAS, **Cynergy Innovations Ltd.** , with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** is the bona fide owner and assignee of the entire right, title and interest in, to and under the invention **"APPARATUS FOR EMERGENCY ELECTRODYNAMIC CAPPING OF PIPES AND WELLS"** ("The Invention") for which an application for Letters Patent of the United States has been filed as indicated above; and

WHEREAS, **Rampart Detection Systems Ltd.** is desirous of obtaining the entire right, title and interest in, to and under The Invention and the said application;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the said

Cynergy Innovations Ltd.

has sold, assigned, transferred, conveyed and set over, and by these presents does hereby sell, assign, transfer, convey and set over, unto the said

Rampart Detection Systems Ltd.

with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said invention, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said invention in any country or countries foreign to the United States, and all Letters Patent which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

IN WITNESS WHEREOF, I hereto set my hand and seal this 21 day of March, 2011.

David Wiebe, Sole Director
Cynergy Innovations Ltd.

Applicant(s) or Patentee(s): **Dieter Wolfgang Blum** DOCKET: **DWB**

Serial or Patent No: **61/331,596** Filed: **May 5, 2010**

Title: **ELECTRIC FIELD SIGNATURE DETECTION USING EXCITER-SENSOR ARRAYS**

ASSIGNMENT OF PATENT APPLICATION

WHEREAS, **Cynergy Innovations Ltd.** , with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** is the bona fide owner and assignee of the entire right, title and interest in, to and under the invention **"ELECTRIC FIELD SIGNATURE DETECTION USING EXCITER-SENSOR ARRAYS"** ("The Invention") for which an application for Letters Patent of the United States has been filed as indicated above; and

WHEREAS, **Rampart Detection Systems Ltd.** is desirous of obtaining the entire right, title and interest in, to and under The Invention and the said application;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the said

Cynergy Innovations Ltd.

has sold, assigned, transferred, conveyed and set over, and by these presents does hereby sell, assign, transfer, convey and set over, unto the said

Rampart Detection Systems Ltd.

with offices at **Suite 600, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, Canada,** its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said invention, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said invention in any country or countries foreign to the United States, and all Letters Patent which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

IN WITNESS WHEREOF, I hereto set my hand and seal this 21 day of March, 2011.

David Wiebe

David Wiebe, Sole Director
Cynergy Innovations Ltd.